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                                                                    EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Atlas Air, Inc.'s previously filed Registration Statement File No. 33-96682.


                                        /s/ Arthur Andersen LLP
                                           -----------------------------------
                                            Arthur Andersen LLP

Denver, Colorado
March 28, 1997